                                                                    EXHIBIT 4.18

                      Second Amendment To Credit Agreement

               This Second Amendment to Credit Agreement dated as of June 10, 2002 (this "Second Amendment"), is entered into among Exide Technologies, a Delaware corporation (the "Company"); Exide Delaware LLC, a Delaware limited liability company ("Exide LLC"); Exide Illinois, Inc., a Pennsylvania corporation ("Exide Illinois"); RBD Liquidation, LLC, a Delaware limited liability company ("RBD"; together with the Company, Exide LLC and Exide Illinois, the "Borrowers"); GNB Battery Technologies Japan, Inc., a Delaware corporation ("GNB"; and together with the Borrowers, the "Domestic Guarantors"); the Lenders party hereto; and Citicorp USA, Inc. ("CUSA"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") and as collateral monitoring agent (in such capacity, the "Collateral Monitoring Agent"), and amends that certain Credit Agreement dated as of April 15, 2002 and amended as of a First Amendment dated as of May 17, 2002 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among the Borrowers, the Domestic Guarantors, the Lenders, the Issuers, and CUSA as Administrative Agent and Collateral Monitoring Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

               WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended, all as more particularly set forth herein;

               WHEREAS, pursuant to Section 13.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to modify certain portions of the Credit Agreement as requested by the Company;

               NOW, THEREFORE, in consideration of the above premises, the Borrowers, the Domestic Guarantors and the Lenders party hereto agree as follows:

               SECTION 1. Second Amendment to the Credit Agreement. The Credit Agreement is, effective as of the Second Amendment Effective Date (as defined below), hereby amended as follows:

               (a) The definition of "Euro Liquidity" in Section 1.1 of the Credit Agreement is amended by (1) deleting the final words thereof commencing with "plus either (x) to the extent" through the end thereof and (2) adding the following proviso at the end thereof:

               ; provided, however, that for the period ended May 31, 2002 only, the computation of "Euro Liquidity" shall include $7,000,000 of excess cash balances in the operating accounts of the Foreign Subsidiaries as determined by the Administrative Agent

               (b) The definition of "Specified Foreign Sublimit Amount" in
Section 1.1 of the Credit Agreement is amended by adding ", in the case of both clause (a) and clause (b) herein," immediately after the occurrence of the word "plus" therein.

               (c) Section 2.3(a) of the Credit Agreement is amended by (1) deleting the final words in the first sentence thereof commencing with "the lesser of $25,000,000" through the end thereof and (2) inserting "$25,000,000" in such place.

               SECTION 2. Conditions Precedent to the Effectiveness of this Second Amendment.

               (a) This Second Amendment shall become effective as of the date hereof on the date (the "Second Amendment Effective Date") when the following conditions precedent have been satisfied:

                      (i) Certain Documents. The Administrative Agent shall have received on or before the Second Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient originally executed copies for each of the Lenders:

                      (A) this Second Amendment executed by the Borrowers, the
               Domestic Guarantors, sufficient Lenders to constitute the Requisite Lenders and the Administrative Agent; and

                      (B) such additional documentation as the Administrative
               Agent or, if appropriate, the Requisite Lenders may reasonably require.

                      (ii) Representations and Warranties. Each of the representations and warranties made by the Borrowers or the other Loan Parties in or pursuant to the Credit Agreement, as amended by this Second Amendment, and the other Loan Documents to which the Borrowers or any of the other Loan Parties is a party or by which the Borrowers or any of the Loan Parties is bound, shall be true and correct in all material respects on and as of the Second Amendment Effective Date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

                      (iii) Corporate and Other Proceedings. All corporate and
               other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Second Amendment shall be satisfactory in all respects, including without limitation, form and substance, to the Administrative Agent in its sole discretion.

                      (iv) No Events of Default. No Event of Default or Default shall have occurred and be continuing on the Second Amendment Effective Date.

               SECTION 3. Representations and Warranties. Each Borrower and each Domestic Guarantor hereby represents and warrants to the Lenders that (a) as of the date hereof, and after giving effect to the amendments contained herein, no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Borrower and such Domestic Guarantor contained in Article IV (Representations and Warranties) of the Credit Agreement and in any other Loan Document are true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

               SECTION 4. Reference to and Effect on the Loan Documents.

               (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended hereby, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

               (c) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy under the Credit Agreement or any of the Loan Documents of any Lender, any Issuer, the Administrative Agent, the Collateral Monitoring Agent, or the Swing Loan Lender nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

               SECTION 5. Fees, Costs and Expenses. The Borrowers and the Domestic Guarantors agree to pay on demand in accordance with the terms of
Section 13.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

               SECTION 6. Execution in Counterparts. This Second Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

               SECTION 7. Affirmation of Guaranties. Each of the Domestic Guarantors hereby consents to the terms of this Second Amendment in its capacity as a guarantor under the Credit Agreement and agrees that the terms of this Second Amendment shall not affect in any way its obligations and liabilities under its Guaranty or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

               SECTION 8. Governing Law. This Second Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [Signature Pages Follow]

               IN WITNESS WHEREOF, this Second Amendment has been duly executed on the date set forth above.

                             EXIDE TECHNOLOGIES, A DEBTOR AND A
                                DEBTOR IN POSSESSION
                                as a Borrower and a Domestic Guarantor


                             By:__________________________________________
                                Name:
                                Title:


                             EXIDE DELAWARE LLC, A DEBTOR AND A
                                DEBTOR IN POSSESSION
                                as a Borrower and a Domestic Guarantor


                             By:__________________________________________
                                Name:
                                Title:


                             EXIDE ILLINOIS, INC., A DEBTOR AND A
                                DEBTOR IN POSSESSION
                                as a Borrower and a Domestic Guarantor

                             By:__________________________________________
                                Name:
                                Title:


                             RBD LIQUIDATION, LLC, A DEBTOR AND A DEBTOR IN
                                POSSESSION
                                as a Borrower and a Domestic Guarantor


                             By:__________________________________________
                                Name:
                                Title:


                             GNB BATTERY TECHNOLOGIES JAPAN,
                                INC., as a Domestic Guarantor


                             By:__________________________________________
                                Name:
                                Title:

                  [SIGNATURE PAGE TO SECOND AMENDMENT - EXIDE]

                             CITICORP USA, INC.,
                                as Administrative Agent, Swing Loan
                                Lender, Collateral Monitoring Agent, and a
                                Lender


                             By:__________________________________________
                                Name:
                                Title:


                             CITIBANK, N.A.,
                                as Issuer


                             By:__________________________________________
                                Name:
                                Title:

                  [SIGNATURE PAGE TO SECOND AMENDMENT - EXIDE]

                             Other Lenders:

                             CIT GROUP BUSINESS CREDIT


                             By:___________________________
                                Name:
                                Title:


                             THE BANK OF NOVA SCOTIA, NEW YORK
                                AGENCY


                             By:___________________________
                                Name:
                                Title:


                             BEAR STEARNS & CO., Inc.


                             By:___________________________
                                Name:
                                Title:


                             GE CAPITAL CFE, INC.


                             By:___________________________
                                Name:
                                Title:


                             CREDIT AGRICOLE INDOSUEZ


                             By:___________________________
                                Name:
                                Title:


                             By:___________________________
                                Name:
                                Title:


                             LEHMAN COMMERCIAL PAPER, INC.


                             By:___________________________
                                Name:
                                Title:

                   [SECOND PAGE TO SECOND AMENDMENT - EXIDE]

                                      SPCP GROUP LLC


                                      By:___________________________
                                         Name:
                                         Title:


                                      GOLDMAN SACHS CREDIT PARTNERS L.P.


                                      By:______________________________
                                         Name:
                                         Title:


                                      FOOTHILL INCOME TRUST, L.P.


                                      By:   FIT GP, LLC, its General Partner


                                         By:___________________________
                                            Name:
                                            Title:  Managing Member


                                      FOOTHILL INCOME TRUST II, L.P.


                                      By    FIT II GP, LLC, its General Partner


                                         By:___________________________
                                            Name:
                                            Title:  Managing Member


                                      ENDURANCE CLO I, LTD.


                                      By:   ING Capital Advisors LLC,
                                            as Portfolio Manager


                                         By:___________________________
                                            Name:
                                            Title:

                  [SIGNATURE PAGE TO SECOND AMENDMENT - EXIDE]

                                      ING-ORYX CLO, LTD.

                                      By:  ING Capital Advisors LLC,
                                           as Collateral Manager


                                         By:___________________________
                                            Name:
                                            Title:


                                      EATON VANCE INSTITUTIONAL SENIOR
                                      LOAN FUND


                                      By:  Eaton Vance Management, as
                                           Investment Advisor


                                         By:___________________________
                                            Name:
                                            Title:


                                      GRAYSON & CO


                                      By:  Boston Management and Research
                                                    as Investment Advisor


                                         By:___________________________
                                            Name:
                                            Title:


                                      SENIOR DEBT PORTFOLIO


                                      By:  Boston Management and Research
                                                    as Investment Advisor


                                         By:___________________________
                                            Name:
                                            Title:

                  [SIGNATURE PAGE TO SECOND AMENDMENT - EXIDE]

                                      EATON VANCE SENIOR INCOME TRUST


                                      By:  Eaton Vance Management
                                           as Investment Advisor


                                         By:___________________________
                                            Name:
                                            Title:


                                      US BANK NATIONAL ASSOCIATION


                                      By:___________________________
                                         Name:
                                         Title:


                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE


                                      By:___________________________
                                         Name:
                                         Title:

                  [SIGNATURE PAGE TO SECOND AMENDMENT - EXIDE]